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                               Scientific Advisory
                                    Agreement


                  This agreement (the "Agreement") is entered into as of the ____ day of ________, 1996 between _____________________,
________________________________________________________ (the "Advisor") and
Bigmar, Inc., a Delaware corporation (the "Company").

                  In consideration of the mutual covenants contained herein, the parties agree as follows:

                  1. TERM OF AGREEMENT. This Agreement shall be in effect for a period of three (3) years from the date hereof and shall be renewable for an additional period to be determined upon the prior written consent of the parties.

                  2. ADVISORY BOARD. The Advisor agrees to serve under the terms of this Agreement as a scientific advisor of the Company as more fully described in Section 4 below.

                  3. CONFIDENTIALITY. The Advisor recognizes and acknowledges the technology possessed by the Company to be a valuable property right and that information received by him from the Company about said property right is to be kept confidential and secret, and further agrees to keep confidential all information provided to him by the Company related to its business and technology and further agrees to keep secret all disclosures furnished to him by the Company and not to disclose the aforementioned information and disclosures under any circumstances for a period of five (5) years from receipt thereof, without the express written authorization of the Company, except however, that nothing in this Agreement shall in any way restrict the right of the Advisor to use, disclose, or otherwise deal with any information, which,

                        (a) On the date hereof shall be available to the public or thereafter shall become so available through no breach of this Agreement by the Advisor;

                        (b) Shall have been in the possession of the Advisor at the time of disclosure to Advisor by Company;

                        (c) Shall not have been acquired by the Advisor directly or indirectly from Company, pursuant or incidentally to this Agreement;

                        (d) Shall have been acquired by the Advisor from any person entitled to make disclosure to


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                                    Advisor unless such person has been directed
                                    by Company to reveal such information on a confidential basis; or

                           (e) Shall have been developed by the Advisor or on the Advisor's behalf independent of information received from Company, as shown by written records.

                  4. ADVISORY FUNCTION. The Advisor agrees to (i) advise the Company of advances in the Field as that term is described in Schedule A to this Agreement (the "Field"), (ii) to consult with the Company, (iii) to assess the feasibility of research and development programs in the Field under consideration by the Company, (iv) offer guidance for future research and clinical applications of the Company's technology in the Field. The Advisor further agrees (a) to meet individually and in groups as called upon from time to time to review and advise the Company on its research, development, operations and commercialization of its technology and to consult at mutually convenient times and upon reasonable prior notice with the Company and the Company's management, agents, employees and other Scientific Advisory Board members on the Company's projects in the Field, and (b) to attend meetings of the Scientific Advisory Board of the Company, but in no event will such activities take more than four (4) additional full days per year in aggregate time. Any further activities, if requested, shall be on an "as available" basis and at an agreed upon fee.

                  Nothing herein shall:

                        (a) Be construed to permit or require the Advisor to disclose, and the Advisor shall not disclose, to the Company any information, including without limitation any advice or suggestions regarding any product, product development, formula, or technological or manufacturing process, which the Advisor shall be under any duty, express or implied, to [name of hospital or entity by which Advisor is employed] or any other person or persons, including any sponsor of research at same, to keep secret, develop or otherwise to deal with;

                        (b) Be construed to grant to the Company any license under any patent or patent application not expressly assigned or assignable to Company in accordance herewith.

                  5. COMPENSATION AND REIMBURSEMENTS. The Company shall compensate the Advisor $1,000 per annum for consulting

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services or Scientific Advisory Board meetings attended, payable semi-annually commencing on the earlier to occur of (i) the date which is three days subsequent to the date on which the Company consummates any initial public offering of its securities (the "IPO") and (ii) the date which is 180 days subsequent to the date hereof. The Company shall reimburse the Advisor for all authorized expenses incurred in performing services under this Agreement. The Company also will reimburse the Advisor for other travel expenses for consultation meetings with the executives of the Company or meetings with the members of the Company's Scientific Advisory Board or with other medical or scientific individuals involved in the development of projects of the Company.

                  6. STOCK OPTION. In consideration hereof, the Company agrees to grant to the Advisor a non-qualified stock option (the "Option") under the Company's 1996 Stock Option Plan (the "1996 Plan") to acquire an aggregate of 3,000 unregistered shares of Common Stock of the Company, $.001 par value per share, substantially in accordance with the terms and conditions of the 1996 Plan. The Option shall vest in three (3) equal installments of 1,000 shares each, the first, second and third commencing upon the first, second and third anniversary dates of the IPO, each of which will be exercisable for a period of three (3) years following the date of vesting. The Option will be subject in all respects to the 1996 Plan and to any agreements, rules or policies with respect to which the Advisor is subject.

                  The exercise price per share (the "Exercise Price") of the Option shall be determined in accordance with the provisions of the 1996 Plan. The Exercise Price shall be equal to the price per share of the Common Stock in the IPO as provided in the Registration Statement filed with the Securities and Exchange Commission (the "Commission") in connection with the IPO.

                  Adjustments may be made in the number or kind of shares of securities for which the option may be exercised and in the Exercise Price in accordance with the 1996 Plan.

                  The Advisor agrees that the Advisor will acquire the Option and, upon exercise of the Option will acquire the shares of Common Stock so issued, for the Advisor's own account, for investment purposes only, and not for public resale or distribution of the same. The Advisor will not sell or otherwise dispose of, directly or indirectly, the Option, or any shares of Common Stock issuable upon exercise of the Option except in compliance with the applicable provisions of this Agreement, the 1996 Plan, the Securities Act of 1933, as amended (the "Securities Act"), and the Rules and Regulations of the Commission promulgated thereunder and the securities laws of any state. The Advisor understands and acknowledges that neither the

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Option nor the shares of Common Stock issuable upon exercise of the Option have been registered under the Securities Act, or the securities laws of any state, and that they are being granted and/or sold in reliance upon an exemption from registration thereunder and that the Advisor's right to sell, transfer, pledge or otherwise dispose of the Option or the shares of Common Stock issuable upon exercise of the Option will be limited by the Securities Act and state securities laws. Each certificate representing shares of Common Stock acquired upon exercise of the Option will bear a legend reflecting the foregoing.

                  In the event of the Advisor's death during the term of this Agreement, this Agreement shall terminate immediately, provided, however, that the full amount of the Option shall inure to the benefit of and be exercisable by the Advisor's legal representatives in accordance with the 1996 Plan at any time within one year following the date of such death or prior to the date on which the option expires by its terms, whichever occurs first. If this Agreement is terminated on account of permanent disability of the Advisor, the Advisor may exercise the full amount of the Option in accordance with the 1996 Plan at any time within one year from such termination or prior to the date on which the Option expires by its terms, whichever occurs first. If this Agreement terminates for any reason other than death or disability, the Option may generally be exercised by the Advisor, at any time, in accordance with the terms of the 1996 Plan, within three months after the date of such termination or prior to the date on which the Option expires by its terms, whichever occurs first, as to any shares of Common Stock subject to the Option which the Advisor was entitled to exercise at the date of such termination. The right of the Advisor to exercise the Option shall not be assignable or transferable by the Advisor otherwise than as permitted by the 1996 Plan.

                  Subject to the provisions of this Agreement, the Option may be exercised by delivery to the Company, at its principal office, directed to the attention of the Secretary, of a written notice of exercise surrendering for cancellation the Option, specifying the number of shares being purchased, accompanied by payment of the Option price in full for shares being purchased.

                  7. RESTRICTIVE COVENANT. The Advisor recognizes that the Advisor's services and responsibilities are of particular significance to the Company and agrees, for the term of this Agreement to inform the Company prior to serving as an employee, consultant, officer, director, partner or owner (other than the passive ownership of up to 5% of the outstanding securities of any public company) of any for-profit entity which the Advisor knows or has reason to believe is competitive with the business or affairs of the Company, provided the Advisor shall be under no obligation to disclose to the Company the identity of such entity, and the Company shall, upon being so informed by the

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Advisor, have the right to terminate this Agreement pursuant to Section 13 hereunder. Nothing in this Section or in this Agreement, however, shall be construed to restrict or limit the duties the Advisor is performing or may perform in the course of, or incidental to, the Advisor's appointment or employment at [name of hospital or entity by which Advisor is employed] , including but not limited to research sponsored by a third party commercial entity, nor shall anything herein be construed to restrict or limit his right to practice medicine, nor his duties as an employee, consultant or advisor to, any hospital, academic institution or other not for profit government or scientific research organization.

                  8. INVENTIONS. (a) Except as may be determined otherwise in accordance with Section 8(b) below, the Advisor agrees to assign to the Company or any person or organization designated in writing by the Company, at no additional consideration other than the consideration for this Agreement all of the Advisor's rights, title and interest in any invention in the Field that is made solely or jointly with others in the sole performance of the services of the Advisor to the Company under this Agreement. The Advisor shall execute, acknowledge and deliver to the Company all such further papers including applications for patents that may be necessary to enable the Company to publish or protect said inventions, which are the property of the Company by patent or otherwise, in any and all countries, and to vest title to said inventions in the Company, and shall render, at the Company's expense including reasonable compensation for the Advisor's time involved, such assistance as the Company may reasonably require in any Patent and Trademark office proceeding or litigation involving said inventions.

                           (b)   In the event that an invention is made by the
Advisor in the sole performance of the services of the Advisor to the Company under this Agreement, which invention relates to the Advisor's research at [hospital], the Advisor agrees to report such invention to both [hospital]'s Office of Technology Affairs and Company. [hospital] and the Company will thereupon exert their best effort in cooperation in with each other to determine whether such invention is subject to the Advisor's participation agreement and, if so, the disposition of rights in the invention.


                  9. RELATIONSHIP TO THE COMPANY. The relationship created by this Agreement shall be that of an independent contractor and the Advisor shall not be deemed an employee of the Company for any purpose whatsoever.

                  10. NO CONFLICTS. The Advisor represents to the Company that the Advisor is not now under any obligation of a contractual or other nature to any person, firm, corporation or other entity which is inconsistent or in conflict with this

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Agreement, or which would prevent, limit or impair in any way the execution of this Agreement or the performance by the Advisor of the Advisor's obligations hereunder.

                  11. INDEMNIFICATION. The Company agrees to indemnify, defend and hold harmless the Advisor and the Advisor's successors, heirs, and assigns ("Indemnitees") against any liability, damage, loss or expense (including reasonable attorney's fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments arising from the good faith performance of the services hereunder by the Advisor.

                  12. PUBLICITY. The Advisor will not originate any publicity, news release or other public announcement, written or oral, relating to this Agreement without the Company's prior written consent. Neither the Advisor's name nor that of [hospital] will be used in any advertising, promotional or sales literature, or other publicity without the prior written approval of the party whose name is to be used, provided, however, that the Advisor hereby consents to the use in any Registration Statement or pre- or post-effective amendment thereto, filed by the Company, with the Commission, the National Association of Securities Dealers, Inc. and The Nasdaq Stock Market, Inc., or in any document related thereto, of the Advisor's name and to any other disclosure relating to the Advisor's relationship with the Company or any of the subsidiaries or of any agreements between the undersigned and the Company or any of its subsidiaries. The Advisor hereby further agrees to keep all information regarding the Company's Registration Statement and any securities offerings related thereto confidential and hereby further consents to the filing of any agreements between the Company or any of its subsidiaries and the Advisor as exhibits to the Company's Registration Statement.

                  13. TERMINATION. Either party shall have the right to terminate the Agreement by 120 days' prior written notice. In the event of termination by the Company, the Company shall owe the Advisor for performance of the Advisor's services hereunder prior to termination.

                  14. SURVIVAL. The obligations of the parties under Sections 3, 7, 8, 11 and 12 hereof shall survive the termination or expiration of this Agreement.

                  15. ENTIRE UNDERSTANDING. This Agreement constitutes the entire understanding of the parties hereto and supersedes any and all prior written or oral agreements between the parties hereto with respect to the subject matter hereof.

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                  16.      GOVERNING LAW.  This Agreement shall be governed
by the laws of the State of Delaware.

                                         ADVISOR

                                         Sign Name:_____________________________


                                         Print Name:____________________________



                                         BIGMAR, INC.

                                         By:____________________________________


                                         Title:_________________________________



Reviewed by [name of hospital or entity by which Advisor is employed] in accordance with Paragraphs __________ of [name of hospital or entity by which Advisor is employed]'s Statement of Policy on Consulting Agreements.


By
   ---------------------------------

    ______________________, Director
    Office of Technology Affairs

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                                   Schedule A


                  The Field of this Agreement is ______________________

_______________________________________________________________________________.

                  The Advisor shall advise the Company about the

________________________________________________________________________________

________, involving the Company's technologies and products in the Field.


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